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                                                             EXHIBIT NO. 10.7(a)


  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

          SAPIENT CORPORATION 1H 2001 PERFORMANCE INCENTIVE BONUS PLAN

A.   PURPOSE

Sapient Directors, Vice Presidents, executive officers, Client Relations people and Integrated Strategy (IS) people receive cash compensation for their contributions to Sapient in two components:

     1.   Base Salary
     2.   Performance Incentive (PI)

The purpose of the 1H Sapient 2001 Performance Incentive Bonus Plan (the Plan) focuses specifically on PI, which is intended to reward eligible participants for specific Sapient outcome performance as outlined in this Plan. The objectives of this Plan are:

     - To align all members of the leadership team of Sapient around the same business objectives
     -    Reward teamwork and joint accountability

CONFIDENTIALITY: This Plan contains highly confidential information on revenue matters and other Sapient business information. This Plan may not be shared with anyone inside or outside of Sapient, and each Plan participant is required to keep this Plan and its contents confidential at all times.

B.   PLAN PERIOD

The Plan is effective January 1, 2001 through June 30, 2001 (the Plan Period). PI will be paid once for the Plan Period.

C.   ELIGIBILITY

You are eligible to participate in the Sapient 2001 PI Compensation Plan if you are a Director, Executive Vice President, Senior Vice President, Vice President, Executive Officer, Client Relations person or IS person employed by Sapient in a covered role (Plan participants) within the Plan Period. Plan participants must be employed in an eligible role and qualified under the Plan on the day payouts are made to be paid any PI. If a Plan participant ceases to be eligible and qualified under the Plan on or before the day payouts are made, then he or she will not receive any PI for the Plan Period.


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     1. QUALIFICATION FOR PARTICIPATION: A Director, Executive Vice President,
     Senior Vice President, Vice President, Executive Officer, Client Relations person or IS person (including non-Director and non-Vice President positions) is a qualified Plan participant if that individual has been assigned to the Sapient role described in Section I, is in compliance with Sapient policies and the terms of this Plan, has received a satisfactory rating at his or her last performance review, has not left the Plan and, in the case of Client Relations people who have individualized revenue targets, has signed and returned to the Business Unit Leader, or appropriate Vice President both originals of this Plan and Section J.

     2. LEAVING THE PLAN: If a Plan participant's employment with Sapient ends, voluntarily or involuntarily, for any reason, he or she is no longer a Plan participant as of the effective date that employment ends. Examples of reasons for the end of employment include resignation, death, layoff, long-term disability or discharge. Other events may also result in the end of employment. In the event that employment ends prior to the date payouts are made for the Plan Period and an individual has received a PI draw for the Plan Period, then the individual is responsible for repayment of the PI draw to Sapient within 30 days after the end of employment. (For more information on draws, see below under "How the Plan Works" in Section D.) Any amount due may be deducted from the individual's compensation, salary, vacation pay, severance (if any) and any other amounts as may be paid by Sapient to the individual. A Plan participant also leaves the Plan if he or she changes to a Sapient role or job that is not eligible under this Plan. If a person remains employed by Sapient but moves to a role that is not eligible under this Plan, then PI targets and metrics will be pro-rates based on the time in the eligible role for the relevant part of the Plan Period. In the event of a switch to a role not eligible under the Plan, all draws will cease effective immediately upon the change in role unless draws are permitted under the new PI plan chosen. In the event that the individual has received a PI draw in excess of his or her actual PI as calculated for the partial period, then the individual is responsible for repayment of the excess to Sapient within 60 days after the day payouts are made or Sapient notifies the individual of the excess draws, and any such excess may be deducted from the individual's compensation.

     If a Plan participant remains on this Plan for the entire Plan Period but during that fiscal year switches to a different role also covered by this Plan, then that Plan participant will be paid using the metrics for each role and pro-rated for the time served in each role.

     3. LEAVES OF ABSENCE AND SHORT-TERM DISABILITY: Plan participants who are paid on leave (i.e., personal day, company-approved vacation, paid military duty, jury duty or bereavement) continue to participate in the Plan and to receive payments under this Plan.

     If a Plan participant goes on short-term disability leave, that person ceases to participate in the Plan on the last day of the completed time period prior to when


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     short-term disability begins. Any draws received prior to the start of short term disability may be retained by the individual. All PI draws cease as of the date the employee goes on short-term disability, because short-term disability payments are calculated based on amounts that include the prior year's PI payments whether or not the employee was on the Plan.

     If a Plan participant goes on unpaid leave (i.e., Family and Medical leave, unpaid military duty or other personal leave) more than 30 days, then he or she is considered to have left the Plan as of the time period last completed through the 31st day of unpaid leave. When a Plan participant returns to work after unpaid leave, he or she reenters the Plan under transition terms to be determined by the Business Unit Leader or applicable Vice President.

D.   MEASUREMENT AREAS AND HOW THE PLAN WORKS

     The key measurement areas of this Plan are:

     1.   Revenue (Company, Business Unit, Individual)
     2.   Operating Margin
     3.   Client Satisfaction
     4.   People - Turnover
     5.   Individual Practice Contribution

HOW THE PLAN WORKS

     1. Your PI targeted amount (Target PI) is determined based on your role and level within Sapient. You may be permitted, at the discretion of the Director of Compensation or Vice President of People Strategy, to take a draw of up to 50% of your Target PI.

     2. You can positively or negatively affect your Target PI based on the level of achievement of your goals (as stated in Section J) for Revenue, Client Satisfaction, People-Turnover and Individual Practice Contribution. The result of the calculation of these four metrics is referred to as your "Weighted Metric PI."

     3. Your Weighted Metric PI will then be increased or decreased based on a combination of Sapient's Operating Margin and Revenue attainment relative to the period's targets.

     4. Any additional amounts of PI above draws taken will be paid to employees within 75 days of the close of the Plan Period.

Depending on role (see matrix in Section I) each Plan participant will be assigned a Target PI. Also, depending on role, each participant will be measured on the results at different levels within Sapient. For example, some people may be measured on Sapient-wide results, while others may be measured at the Business Unit level, geographic level or individual level.

The following are the descriptions for the specific measures to be used to determine PI under this Plan.


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     -    STEP 1: DETERMINING YOUR TARGET PI: Each person will have a pre-determined Target PI. Your Target PI is established by your Business Unit Leader or the Vice President or Executive Officer responsible for your Discipline, Business Unit or role. During Sapient' compensation cycles your Target PI is subject to change.

     - STEP 2: DETERMINING YOUR PI BASED ON THE WEIGHTED METRICS: You can affect your PI amount based on the following metrics, achievement against targets and your role. Please refer to the spreadsheet attached as Section J for more information on your specific metrics under the Plan.

          CLIENT SATISFACTION

          The Client Satisfaction metric is based on the time-weighted average of all Client Satisfaction scores pertaining to either your clients, your projects, your industry or Sapient overall (depending on your role and as stated in your attached spreadsheet). Client Satisfaction scores will be weighed by the length of the project in calculating averages. If you do not have any Client Satisfaction scores entered by the end of the payout period, you will be paid at the overall company average for this metric. Your Client Satisfaction factor will be calculated based on the following:

         CLIENT SATISFACTION:    Achievement of Client Satisfaction above or
                                 below target levels will adjust this metric either upward or downward. The scores will be pro-rated between Threshold, Target and
                                 Stretch, as provided in the table below. This factor will be weighted in your overall PI determination depending on your role and the level of emphasis (see Section I).

                                 The chart below shows the Assigned Percentage based on achievement against target:

                  -------------------------------------------------------------
                  CLIENT SATISFACTION GOALS  ACTUAL SCORE   ASSIGNED PERCENTAGE

                  -------------------------------------------------------------
                                             Below [**]     [**]%
                  -------------------------------------------------------------
                  THRESHOLD                  [**]           [**]%
                  -------------------------------------------------------------
                                             [**]           [**]%
                  -------------------------------------------------------------
                                             [**]           [**]%
                  -------------------------------------------------------------
                                             [**]           [**]%
                  -------------------------------------------------------------
                                             [**]           [**]%
                  -------------------------------------------------------------
                                             [**]           [**]%
                  -------------------------------------------------------------
                  TARGET                     [**]           [**]%
                  -------------------------------------------------------------
                                             [**]           [**]%
                  -------------------------------------------------------------
                  STRETCH                    [**]           [**]%
                  -------------------------------------------------------------

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         PEOPLE-TURNOVER

         The People-Turnover metric is based on the voluntary turnover in your geography or Sapient-wide (depending on your role and as stated in your attached spreadsheet), your People-Turnover factor will be calculated based on the following:

         PEOPLE-TURNOVER:   Achievement of People-Turnover below or above target
                            levels will adjust this metric either upward or downward. The goal will be pro-rated between Threshold, Target and Stretch, as provided in the table below. This factor will be weighted in your overall PI determination depending on your role and the level of emphasis (see Section I).

                            The chart below shows the Assigned Percentage based on achievement against target:

                       ---------------------------------------------------------
                         TURNOVER GOALS   ACTUAL PERCENTAGE  ASSIGNED PERCENTAGE
                       ---------------------------------------------------------
                                          [**]% and above    [**]%
                       ---------------------------------------------------------
                        THRESHOLD         [**]%              [**]%
                       ---------------------------------------------------------
                                          [**]%              [**]%
                       ---------------------------------------------------------
                                          [**]%              [**]%
                       ---------------------------------------------------------
                                          [**]%              [**]%
                       ---------------------------------------------------------
                                          [**]%              [**]%
                       ---------------------------------------------------------
                                          [**]%              [**]%
                       ---------------------------------------------------------
                        TARGET            [**]%              [**]%
                       ---------------------------------------------------------
                                          [**]%              [**]%
                       ---------------------------------------------------------
                        STRETCH           [**]%-[**]         [**]%
                       ---------------------------------------------------------


         REVENUE

         Revenue will be calculated based on the achievement of industry and/or Sapient-wide goals in Q2. Revenue is based on cash fees for services for actual work performed by Sapient on projects for clients, unless no binding commitment letter, contract or PO has been signed and work has been going on for more than 30 days, in which event such revenue will not be included in the calculation. Sales made and/or services provided that determine targets and qualify for PI calculation include sales of Sapient services that are in accordance with established terms and rates in effect at the applicable times during the Plan Period. The average exchange rate for the relevant period will be used for conversions of non-U.S. currencies. Revenue included in the calculation may not necessarily match revenue recorded on the financial statements. Should an acquisition occur in 2000 and financials consolidated, these numbers will be adjusted to reflect the revenue after the acquisition. Sapient reserves the right to change the revenue plans based on changes in circumstances.


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         TARGET:              Will be determined on an industry and/or
                              Sapient-wide basis for Q2 and will be provided to you by the person responsible for communicating this Plan.

         INDUSTRY REVENUE
         THRESHOLD:           Achievement of revenue above or below revenue
                              targeted levels will affect your Industry Revenue metric either upward or downward. For Industry
                              Revenues, the Performance Percentage equals Actual
                              Industry Revenue Achieved divided by Industry
                              Target Revenue. If the Performance Percentage achievement is less than [**]%, the factor for this metric will be 0%.

         INDIVIDUAL  REVENUE
         THRESHOLD:           Achievement of revenue above or below revenue
                              targeted levels will affect your Individual
                              Revenue metric either upward or downward. For
                              Individual Revenue, the Performance Percentage equals Actual Individual Revenue Achieved divided by Individual Target Revenue. If the Performance
                              Percentage achievement is less than [**]%, the factor for this metric will be 0%.

         INDIVIDUAL PRACTICE CONTRIBUTION

         Your manager will have input on determining the level of achievement of your practice contribution goals and the difficulty of attaining your goals in comparison to others in your area. Based on this determination, you will be eligible for a discretionary level of payment against achievement of your goals. Goals are predefined and must be approved by the participant's Industry/Discipline/Team Leader or Vice President. Additionally, Plan participants must receive a satisfactory rating at their last performance review in order to qualify for participation in this Plan.

         INDIVIDUAL PRACTICE CONTRIBUTIONS

               ----------------------------------------------------------------
               INDIVIDUAL PRACTICE    ACHIEVEMENT           ASSIGNED PERCENTAGE
               CONTRIBUTION GOAL
               ----------------------------------------------------------------
               ----------------------------------------------------------------
               THRESHOLD              Minimally meets       [**]%-[**]%
                                      expectations
               ----------------------------------------------------------------
                                      Partially meets       [**]%-[**]%
                                      expectation
               ----------------------------------------------------------------
                                      Meets expectations    [**]%-[**]%
               ----------------------------------------------------------------


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                   -------------------------------------------------------------
                   TARGET              EXCEEDS EXPECTATIONS  [**]%-[**]%
                   -------------------------------------------------------------
                   STRETCH             Dramatically Exceeds  [**]%-[**]%
                                       Expectations
                   -------------------------------------------------------------

          When Assigned Percentages have been determined for achievement under each of the four metrics, the Assigned Percentages are then applied against the PI Targets for each metric to determine each person's Weighted Metric PI. See Step 2 in the Example in Section H. A note on rounding: average Client Satisfaction scores and the People-Turnover metric will be rounded to two decimal places, with anything equal to or above a value of 5 in the third decimal place being rounded up. For revenue, whole dollar amounts will be used and rounded in the same manner. For Individual Practice Contribution, actual achievement will be a whole number.

     -    STEP 3: DETERMINING YOUR ADJUSTED PI AMOUNT BASED ON SAPIENT-WIDE
          MULTIPLIERS: Your Weighted Metric PI as calculated in Step 2 above will then be adjusted by the Sapient-wide goals and multipliers as outlined below. Sapient Revenue achievement and Operating Margin will each be weighted by [**]% to determine you Adjusted PI Amount. When the Sapient Revenue and Operating Margin multipliers are applied to your Weighted Metric PI, the Adjusted PI Amount that results will not be less than [**]% of the Weighted Metric PI. For example, if your Weighted Metric PI amount for the First Half or the Second Half is $[**] and the Sapient multipliers together are less than [**]%, the resulting Adjusted PI Amount for the applicable time period will be $[**].

               SAPIENT OPERATING MARGIN: The adjustment for Operating Margin is based on Sapient's achievement of meeting its Operating Margin goals in Q2. Achievement of Operating Margin above or below operating margin goal levels will adjust your Target PI amount either upward or downward. The multiplier will be pro-rated between Threshold, Target, Stretch and actual achievement (if greater than Stretch; applied as a percentage above 100%) as provided in the table below.

                               -------------------------------------------------
                               OPERATING MARGIN GOAL ACHIEVEMENT      MULTIPLIER
                               -------------------------------------------------
                                                     Below [**]%      [**]%
                               -------------------------------------------------
                               THRESHOLD             [**]%-[**]%      [**]%
                               -------------------------------------------------
                                                     [**]%-[**]%      [**]%
                               -------------------------------------------------
                                                     [**]%-[**]%      [**]%
                               -------------------------------------------------
                                                     [**]%-[**]%      [**]%
                               -------------------------------------------------
                               STRETCH               [**]% and above  [**]%
                               -------------------------------------------------


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               SAPIENT REVENUE: The adjustment for Revenue will be calculated based on the achievement of Sapient-wide goals for Q2. For Sapient-wide Revenues, the Performance Percentage equals Actual Sapient Revenue Achieved divided by Sapient Target Revenue. If the Performance Percentage achievement is less than [**]%, the multiplier for this metric will be 0%.

               The mulitpliers for Sapient Operating Margin and Sapient Revenue will then be applied against the Weighted Metric PI to determine the Adjusted PI Amount. See Step 3 in the Example in Section H below.

     - STEP 4: RECEIVING YOUR ADJUSTED PI AMOUNT: Any Adjusted PI Amount above the draws received during the First Half and the Second Half, respectively, will be paid to you within 75 days of the end of the applicable part of the Plan Period (i.e. by September 15 for the First Half and March 15 of the following year for the Second Half).

          NOTE ON TAXES AND WITHHOLDINGS: All PI payments are subject to federal, state, local, and social security taxes and other required deductions.

E.   REPAYMENT OF EXCESS DRAW

In the event that the fiscal year has closed and a Plan participant has received a PI draw in excess of his or her actual PI as calculated under this Plan, and the Plan participant continues to be eligible for and qualified to participate in this Plan, then the Plan participant is responsible for repayment of the excess to Sapient within 120 days after the actual PI has been calculated. Any amounts due to Sapient after the 120-day period will be deducted from the Plan participant's base salary. Repayment obligations in the event an individual is no longer eligible or qualified under the Plan are described in Section C above.

F.   DISPUTES

In the event a Plan participant wishes to dispute a payment made or omitted under this Plan, that individual must request reconsideration in writing. The request must be given to the Business Unit Leader or applicable Vice President within 60 days after the date the disputed amount was or would have been paid. The Business Unit Leader or applicable Vice President will resolve the disputed matter, upon review of the circumstances and of the available documentation. The decision of the Business Unit Leader or applicable Vice President as to a dispute is final.

G.   MISCELLANEOUS

This Plan does not constitute an employment agreement nor does it create any right to employment for any specific term or otherwise. Sapient may, at its discretion and without notice, amend or terminate this Plan or take other actions affecting Plan participants. The Business Unit Leader or applicable Vice President may delegate authority under this Plan to any Sapient Executive Vice President, Senior Vice President, Vice President, Chief Financial Officer or Chief Executive Officer.


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A Plan participant may not assign this Plan or any PI payment or right to payment. If a provision is found invalid, illegal or unenforceable, no other provision is affected. This Plan supercedes all prior understandings, negotiations and agreements, whether written or oral, between the Plan participant and Sapient as to the subject matter covered by this Plan.



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